FORM 4 - JOINT FILER INFORMATION

NAME:                       Frost Gamma Investments Trust

ADDRESS:                    4400 Biscayne Blvd
                            Miami, FL 33137

Designated Filer:           Phillip Frost, M.D.

Issuer and Ticker Symbol:   Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                  July 19, 2016

FROST GAMMA INVESTMENTS TRUST

       by:      /s/ Phillip Frost MD, as trustee
               ---------------------------------
                 Phillip Frost, M.D., Trustee

                            JOINT FILER INFORMATION

NAME:                       Frost Nevada Investments Trust

ADDRESS:                    4400 Biscayne Blvd
                            Miami, FL 33137

Designated Filer:           Phillip Frost, M.D.

Issuer and Ticker Symbol:   Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                  July 19, 2016

FROST NEVADA INVESTMENTS TRUST

       by:      /s/ Phillip Frost MD, as trustee
               ---------------------------------
                 Phillip Frost, M.D., Trustee